Derivative Instruments and Hedging Activities	9 Months Ended
Sep. 30, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities	Derivative Instruments and Hedging Activities
To reduce cash flow volatility from foreign currency fluctuations, we enter into forward and swap contracts to hedge portions of cash flows of certain foreign currency transactions. We do not use derivative financial instruments for trading or speculative purposes.

Cross-Currency Swaps

In August 2019, we entered into three cross-currency interest rate swaps which notionally exchanged $200 million at a fixed rate of 5.75% for €181 million on which a weighted average rate of 3.73% was payable. The cross-currency swaps were designated as cash flow hedges of a fixed rate U.S. Dollar intercompany loan and the economic effect was to eliminate uncertainty on the U.S. Dollar cash flows.

In May 2022, we terminated the three cross-currency interest rate swaps entered into in 2019, resulting in cash proceeds of $8 million. Concurrently, we entered into three new cross-currency interest rate swaps which notionally exchanged $200 million at a fixed rate of 5.75% for €188 million on which a weighted average rate of 4.11% is payable. The cross-currency swaps have been designated as fair value hedges of a fixed rate U.S. Dollar intercompany loan. The cross-currency swaps were set to mature in July 2025, which was the best estimate of the repayment date on the intercompany loan.

During the third quarter of 2022, we entered into four transactions whereby, in each transaction, we terminated three existing cross-currency swaps and concurrently entered into three new cross-currency interest rate swaps resulting in total cash proceeds of $16 million across all four transactions. As of September 30, 2022 we have three cross-currency interest rate swaps which notionally exchanged $200 million at a fixed rate of 5.75% for €207 million on which a weighted average rate of 4.30% is payable. The cross-currency swaps have been designated as fair value hedges of a fixed rate U.S. Dollar intercompany loan. The cross-currency swaps are set to mature in July 2025, which is the best estimate of the repayment date on the intercompany loan.

We formally assessed the hedging relationship at the inception of the fair value hedge in order to determine whether the derivatives that are used in the hedging transactions are highly effective in offsetting changes in fair value attributable to the hedged item and we will continue to assess the relationship on an ongoing basis. We use the spot method to measure effectiveness of our cross-currency swap agreement, comparing the quarterly change in the spot exchange rates on the USD notional amount underlying the cross-currency swap designated hereunder and the quarterly change in spot exchange rates on the USD debt. Fair value changes attributable to the change in spot foreign currency rates are recognized in foreign exchange gain (loss), and reported in Other operating expense (income) in our condensed consolidated statement of operations, along with the offsetting gains and losses of the related hedged item. We have elected to exclude the forward interest rate differential from the assessment of hedge effectiveness in the fair value hedge and account for it as an excluded component. The changes in fair value of the excluded component of the cross-currency swaps are recorded in Other comprehensive income (loss).

The fair value of these hedges were liabilities of $2 million and $1 million at September 30, 2022 and December 31, 2021, and are recorded as other noncurrent liabilities on our unaudited condensed consolidated balance sheets. We estimate the fair values of our cross-currency swaps by taking into consideration valuations obtained from a third-party valuation service that utilizes an income-based industry standard valuation model for which all significant inputs are observable either directly or indirectly. These inputs include foreign currency exchange rates, credit default swap rates and cross-currency basis swap spreads. The cross-currency swaps have been classified as Level 2 because the fair value is based upon observable market-based inputs or unobservable inputs that are corroborated by market data.

For the nine months ended September 30, 2022 and 2021, the change in accumulated other comprehensive loss associated with hedging activities was a loss of $2 million and a gain of $9 million, respectively. As of September 30, 2022, accumulated other comprehensive loss of nil is expected to be reclassified to earnings during the next twelve months. The actual amount that will be reclassified to earnings over the next twelve months may vary from this amount due to changing market conditions.
We would be exposed to credit losses in the event of nonperformance by a counterparty to our derivative financial instruments. We continually monitor our position and the credit rating of our counterparties, and we do not anticipate nonperformance by the counterparties.

Forward Currency Contracts Not Designated as Hedges

We transact business in various foreign currencies and we enter into currency forward contracts to offset the risks associated with foreign currency exposure. At September 30, 2022 and December 31, 2021, we had $77 million and $68 million, respectively, notional amount (in U.S. Dollar equivalents) outstanding in foreign currency contracts with a term of approximately one month. The contracts are valued using observable market rates (Level 2).